SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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Hometown Bancorp, Inc.
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[HOMETOWN BANCORP, INC. LOGO]
12 Main Street
Walden, New York 12586
(845) 778-2171

______________________

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS
______________________

TIME AND DATE	4:00 p.m., local time, on Wednesday, May 14, 2008.

PLACE	12 Main Street, Walden, New York 12586.

ITEMS OF BUSINESS	(1) To elect two directors to serve for a term of three years;

(2) To adopt the Hometown Bancorp, Inc. 2008 Equity Incentive Plan;

(3) To ratify the selection of Beard Miller Company LLP as our independent registered public accounting firm for fiscal year 2008; and

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on March 21, 2008.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement.  You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Judith B. Weyant

Judith B. Weyant
Corporate Secretary

Walden, New York
April 7, 2008

Note:	Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card or voting instruction card.

HOMETOWN BANCORP, INC.
__________________________________

PROXY STATEMENT
__________________________________

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hometown Bancorp, Inc. to be used at the annual meeting of stockholders.  We are the holding company for Walden Federal Savings and Loan Association, hereafter referred to as Walden Federal, and the majority-owned subsidiary of Hometown Bancorp MHC.  The annual meeting will be held at our main office at 12 Main Street, Walden, New York on Wednesday, May 14, 2008 at 4:00 p.m., local time.  This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about April 7, 2008.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your shares of Hometown Bancorp common stock if our records show that you held your shares as of the close of business on March 21, 2008.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee.  As the beneficial owner, you have the right to direct your broker on how to vote your shares.  Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing it on how to vote your shares.

As of the close of business on March 21, 2008, 2,380,500 shares of Hometown Bancorp common stock were outstanding.  Each share of common stock has one vote.  Our Charter provides that holders of our common stock (other than Hometown Bancorp MHC) who beneficially own, either directly or indirectly, in excess of 10% of our outstanding shares are not entitled to any vote in respect of the shares held in excess of that 10% limit.

Attending the Meeting

If you are a stockholder as of the close of business on March 21, 2008, you may attend the meeting.  However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership.  If you want to vote your shares of Hometown Bancorp common stock held in street name in person at the meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote By Hometown Bancorp MHC

Hometown Bancorp MHC, our mutual holding company parent, owned 55.0% of our outstanding shares of common stock as of March 21, 2008.  All shares of common stock owned by Hometown Bancorp MHC will be voted in accordance with the instructions of the Board of Directors of Hometown Bancorp MHC, the members of which are identical to the members of the Board of Directors of Hometown

Bancorp.  Hometown Bancorp MHC is expected to vote such shares “FOR” each nominee for election as a director, “FOR” adoption of the Hometown Bancorp, Inc. 2008 Equity Incentive Plan and “FOR” ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm.

Vote Required

The annual meeting will be held only if there is a quorum.  A majority of the outstanding shares of Hometown Bancorp common stock entitled to vote, represented in person or by proxy, constitutes a quorum.  If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes for determining the existence of a quorum.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees or withhold votes as to either nominee.  There is no cumulative voting for the election of directors.  Directors are elected by a plurality of the votes cast at the annual meeting.  “Plurality” means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting.  The maximum number of directors to be elected at the annual meeting is two.  Votes that are withheld will have no effect on the outcome of the election.

In voting to adopt the Hometown Bancorp, Inc. 2008 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this matter requires the affirmative vote of both a majority of the votes eligible to be cast at the annual meeting, including the shares held by Hometown Bancorp MHC, and a majority of the votes cast at the annual meeting, excluding the shares held by Hometown Bancorp MHC.  Abstentions and broker non-votes will have the same effect as a negative vote for approval of the Equity Incentive Plan by stockholders, including Hometown Bancorp MHC, but will have no effect on the voting for the approval of the Equity Incentive Plan by stockholders, excluding Hometown Bancorp MHC.

In voting to ratify the appointment of Beard Miller Company LLP as our independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this matter requires the affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote.  Abstentions will have the same effect as a negative vote.

Because Hometown Bancorp MHC owns in excess of 50% of the outstanding shares of our common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Proposal 1 (Election of Directors) and Proposal 3 (Ratification of Independent Registered Public Accounting Firm).

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors to request that you allow your shares of our common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of our common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by our Board of Directors.  The Board of Directors recommends that you vote “FOR” each of the nominees for director, “FOR” adoption of the Hometown Bancorp, Inc. 2008 Equity Incentive Plan and “FOR” ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your shares of Hometown Bancorp common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy.  We do not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise our Corporate Secretary in writing before your common stock has been voted at the annual meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Hometown Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted.  Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.  If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

If you have any questions about voting, please contact our proxy solicitor, Regan & Associates, Inc. at (800) 737-3426.

Participants in Walden Federal Savings and Loan Association ESOP

If you participate in the Walden Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the respective plans.  Under the terms of the ESOP, all allocated shares of Hometown Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants.  In the event no shares have yet been allocated under the ESOP, each participant will be deemed to have been allocated one share for the purpose of providing voting instructions to the ESOP trustee.  All unallocated shares of Hometown Bancorp common stock held by the ESOP and all allocated shares for which no timely voting instructions are received, are voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties.  The deadline for returning your voting instruction cards is May 7, 2008.

Corporate Governance

General

We periodically review our corporate governance policies and procedures to ensure that we meet the highest standards of ethical conduct, report results with accuracy and transparency and maintain full compliance with the laws, rules and regulations that govern our operations.  As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for Hometown Bancorp.

Code of Ethics

We have adopted a Code of Ethics that is designed to ensure that our directors, executive officers and employees meet the highest standards of ethical conduct.  The Code of Ethics requires our directors, executive officers and employees to avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest.  Under the terms of the Code of Ethics, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

We have adopted a Code of Ethics for Senior Financial Officers, which applies specifically to the Chief Executive Officer and Chief Financial Officer and is designed to ensure that the senior financial officers maintain the highest standards of honest and ethical conduct, including the proper handling of financial records and periodic reports.  The Senior Financial Officer Code is not meant to replace the Code of Ethics, but instead supplements it.  All senior financial officers are expected to abide by both codes.

As a mechanism to encourage compliance with the Code of Ethics, we have established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters.  These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.  The Code of Ethics also prohibits us from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.  Copies of the Code of Ethics and the Senior Financial Officer Code are available, on our website at www.waldenfederal.com or without charge, upon written request to Judith B. Weyant, Corporate Secretary, Hometown Bancorp, Inc., 12 Main Street, Walden, New York 12586.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees.  Our Board of Directors held 10 regular and three special meetings during the fiscal year ended December 31, 2007.  No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served.

We currently do not maintain separately designated compensation or nominating committees. In 2007, the entire Board of Directors acted as both a nominating and compensation committee. The Board of Directors anticipates that in 2008 it will separately designate standing nominating and compensation committees and expects that such committees will be comprised of independent directors under the current listing standards of the Nasdaq Stock Market.

The Board of Directors is responsible for the annual selection of its nominees for election as directors and developing and implementing policies and practices relating to corporate governance.  Board members whose terms are set to expire at the next annual meeting of stockholders do not participate in the determinations by the Board of Directors with respect to Board of Director nominations. Our director nomination procedures are required to be disclosed by the rules of the Securities and Exchange Commission and are included in this proxy statement.  See “Nominating Procedures.”

Each member of our Board of Directors participates in the consideration of executive officer and director compensation.  Thomas F. Gibney, our President and Chief Executive Officer, does not participate in Board discussions or the review of Board documents relating to the determination of his compensation.  The Board of Directors is responsible for determining annual grade and salary levels for employees and establishing personnel policies.

Audit Committee.  We have a separately designated standing Audit Committee consisting of Joseph B. Horan, III,  Graham S. Jamison, Stephen E. Sabine, Kenneth R. Schliphack and Curt J. Schoeberl, Sr.  The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters.  The Audit Committee met three times during the year ended December 31, 2007.  Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market.  The Board of Directors does not currently have a Board member who qualifies as an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included later in this proxy statement.  See “Audit Committee Report.”  The Audit Committee operates under a written charter which is available in the “Hometown Bancorp, Inc.” portion of Walden Federal’s website (www.waldenfederal.com).

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of stockholders.  Since Hometown Bancorp was formed on June 28, 2007, this is the first annual meeting of stockholders.

Stock Ownership
The following table provides information as of March 21, 2008 about the persons known to us to be the beneficial owners of more than 5% of our outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Hometown Bancorp MHC 12 Main Street Walden, New York 12586	1,309,275	55.0%
_______________
(1)           Based on 2,380,500 shares of our common stock outstanding and entitled to vote as of March 21, 2008.

The following table provides information as of March 21, 2008 about the shares of Hometown Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director, by those executive officers listed in the Summary Compensation Table and all directors and executive officers of Hometown Bancorp as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, none of the shares listed are pledged as security and each of the listed individuals has sole voting and investment power with respect to the shares shown.

Name	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Directors:

Thomas F. Gibney	5,000	*
Joseph B. Horan, III	10,000(2)	*
Gerald N. Jacobowitz	10,000(3)	*
Graham S. Jamison	200	*
Stephen A. Sabine	500	*
Kenneth R. Schliphack	10,000(4)	*
Curt J. Schoeberl, Sr.	100	*

Executive Officers Who Are Not Directors:

Stephen W. Dederick	6,000	*
L. Bruce Lott	1,050	*
Judith B. Weyant	4,000	*

All directors and executive officers as a group (10 persons)	46,850	2.0%
________________
* Represents less than 1% of Hometown Bancorp outstanding shares.
(1)	Based on 2,380,500 shares of common stock outstanding and entitled to vote as of March 21, 2008.
(2)	Includes 5,000 shares held by Mr. Horan’s spouse.
(3)	Includes 4,000 shares held by Mr. Jacobowitz’s spouse in trust.
(4)	Includes 5,000 shares held by Mr. Schliphack’s spouse.

Proposal 1 - Election of Directors

Our Board of Directors consists of seven members who are elected for terms of three years, approximately one-third of whom are elected annually.  All of our directors are independent under the current listing standards of the Nasdaq Stock Market, except for Mr. Gibney, who is our President and Chief Executive Officer. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between Hometown Bancorp, Walden Federal and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.” The only transaction reviewed was fees for on-site inspection of properties that have reached delinquent status paid to Director Jamison, which did not exceed $1,800 in 2007. The Board of Directors’ nominees for election this year to serve for a three-year term or until their respective successors have been elected and qualified are Gerald N. Jacobowitz and Curt J. Schoeberl, Sr.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors.  Alternatively, the Board of Directors may adopt a resolution to reduce the size of the board.  At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of both nominees.

Information regarding the directors is provided below.  Unless otherwise stated, each person has held his or her current occupation for the last five years.  Ages presented are as of December 31, 2007. There are no family relationships among the directors or executive officers.

Nominees for Election of Directors

 Gerald N. Jacobowitz is a senior partner in the law firm of Jacobowitz and Gubits, LLP.  Age 73. Director of Walden Federal since 1966 and director of Hometown Bancorp MHC and Hometown Bancorp since their formation.

Curt J. Schoeberl, Sr. is a real estate assessor, appraiser and consultant for the Town of Shawangunk, Ulster County, New York.  Age 61.  Director of Walden Federal since 1995 and director of Hometown Bancorp MHC and Hometown Bancorp since their formation.

Directors Continuing in Office

The following directors have terms ending in 2009:

Joseph B. Horan, III is a funeral director of Gridley Horan, Inc.  Mr. Horan has been President of Gridley Horan for 33 years.  Age 62.  Director of Walden Federal since 1989 and director of Hometown Bancorp MHC and Hometown Bancorp since their formation.

Kenneth R. Schliphack, formerly an engineer with Mobil Oil Corp., is retired from B&C Fuel Oil Co., Inc. which he owned and operated for the past 36 years.  Age 67.  Director of Walden Federal since 2001 and director of Hometown Bancorp MHC and Hometown Bancorp since their formation.

The following directors have terms ending in 2010:

Thomas F. Gibney has been President and Chief Executive Officer of Walden Federal since 1991.  Age 59.  Director of Walden Federal, Hometown Bancorp MHC and Hometown Bancorp since June 2006.

Graham S. Jamison is a retired dairy farmer of 30 years, and former Supervisor for the Town of Crawford, New York for 16 years.  Age 78.  Director of Walden Federal since 1975 and director of Hometown Bancorp MHC and Hometown Bancorp since their formation.  Mr. Jamison also serves as the Chairman of the Board of Walden Federal, Hometown Bancorp and Hometown Bancorp MHC.

Stephen E. Sabine is retired from New York State Electric & Gas Corporation as Division Manager.  Age 64.  Director of Walden Federal since 1993 and director of Hometown Bancorp MHC and Hometown Bancorp since their formation.

Executive Officers who are not also Directors:

Below is information regarding our executive officers who are not also directors.  Each executive officer has held his or her current position for at least the last five years, unless otherwise stated.  Ages presented are as of December 31, 2007.

Stephen W. Dederick has been Vice President and Chief Financial Officer of Walden Federal since 2004.  Prior to joining Walden Federal, Mr. Dederick served as Vice President and Chief Financial Officer of Community Bank of Orange, NA from April 2002 until March 2004.  Mr. Dederick served as Senior Vice President at Berkshire Bank from March 2001 until January 2002.  Mr. Dederick served as Senior Vice President and Chief Financial Officer of Goshen Savings Bank from 1997 until its acquisition.  Mr. Dederick has served as Vice President and Chief Financial Officer of Hometown Bancorp MHC and Hometown Bancorp since their formation.  Mr. Dederick joined Walden Federal in 2004.  Age 51.

Judith B. Weyant has been Senior Vice President and Chief Operating Officer of Walden Federal since 1992.  Ms. Weyant has served as Senior Vice President and Chief Operating Officer of Hometown Bancorp MHC and Hometown Bancorp since their formation and as Corporate Secretary of Walden Federal, Hometown Bancorp MHC and Hometown Bancorp since January 2007.  Ms. Weyant joined Walden Federal in 1984.  Age 55.

L. Bruce Lott has been Senior Vice President and Chief Lending Officer of Walden Federal since 2004.  Mr. Lott served as Vice President and Senior Loan Officer of Walden Federal since 2000 and joined Walden Federal in 1995.  Mr. Lott has also served as Senior Vice President of Hometown Bancorp MHC and Hometown Bancorp since their formation.  Age 54.

Proposal 2 — Approval of the Hometown Bancorp, Inc. 2008
Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval as required by applicable Office of Thrift Supervision regulations, the 2008 Equity Incentive Plan, to provide officers, employees and directors of Hometown Bancorp and Walden Federal with additional incentives to promote the growth and performance of Hometown Bancorp.  The following is a summary of the material features of the Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the Equity Incentive Plan, attached hereto as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the Equity Incentive Plan authorizes the issuance of up to 163,301 shares of Hometown Bancorp common stock pursuant to grants of incentive and non-statutory stock options, stock appreciation rights, and restricted stock awards.  No more than 116,644 shares may be issued pursuant to stock options and stock appreciation rights and no more than 46,657 shares may be issued as restricted stock awards.

The Equity Incentive Plan will be administered by a Compensation Committee to be established by the Board of Directors.  The Compensation Committee will have full and exclusive power within the limitations set forth in the Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Incentive Plan’s purposes; and interpreting and otherwise construing the Equity Incentive Plan.  The Equity Incentive Plan also permits the Board of Directors or the Compensation Committee to delegate to one or more officers of Hometown Bancorp to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

The Compensation Committee may use shares of stock available under the Equity Incentive Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of Hometown Bancorp or a subsidiary, including the plans and arrangements of Hometown Bancorp or a subsidiary assumed in business combinations.

Eligibility

Employees and outside directors of Hometown Bancorp or its subsidiaries are eligible to receive awards under the Equity Incentive Plan, except that non-employees may not be granted incentive stock options.  Approximately 57 employees and six non-employee directors may receive an award under the Equity Incentive Plan.  Non-employee directors may receive in the aggregate up to 30% of the shares reserved for issuance under the Equity Incentive Plan.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the Equity Incentive Plan.  Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights, or restricted stock awards, as follows.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time.  The exercise price may not be less than the fair market value on the date the stock option is granted.  Fair market value for purposes of the Equity Incentive Plan means the final sales price of Hometown Bancorp’s common stock as reported on the OTC Bulletin Board on the date the option is granted, or if Hometown Bancorp’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which Hometown Bancorp’s common stock was traded, and without regard to after-hours trading activity.  The Compensation Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code, if it cannot be determined in the manner described above.

Stock options are either “incentive” stock options or “non-qualified” stock options.  Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code.  Only employees are eligible to receive incentive stock options.  Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with stock of Hometown Bancorp which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a “cashless exercise” through a third party.  The Compensation Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.  Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee.

Stock Appreciation Rights. Stock appreciation rights give the recipient the right to receive a payment in cash, Hometown Bancorp common stock, or a combination thereof, of an amount equal to the excess of the fair market value of a specified number of shares of Hometown Bancorp common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient’s award agreement.

Stock Awards.  Stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock.  Stock awards will be subject to conditions established by the Compensation Committee which are set forth in the award agreement.  Any stock award granted under the Equity Incentive Plan will be subject to vesting as determined by the Compensation Committee.  Awards will be evidenced by agreements approved by the Compensation Committee, which set forth the terms and conditions of each award.

Prohibition Against Option Repricing.  The Equity Incentive Plan provides that neither the Compensation Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or stock appreciation right previously granted.

Prohibition on Transfer. Incentive stock options granted under the Equity Incentive Plan will be nontransferable except in limited circumstances as provided in the Equity Incentive Plan.  The Compensation Committee will have the discretion to permit the transfer of non-statutory stock options under the Equity Incentive Plan, provided however that such transfer will be limited to immediate family members of the participants or to a charitable organization.  Any transfer of non-statutory stock options must not be made for consideration to the participant.  Stock awards shall not be transferable prior to the time that such awards vest in the participant. The participant’s beneficiary will have the right to exercise any rights that may exist under the Equity Incentive Plan for one year following the date of the participant’s death.

Limitation on Awards Under The Equity Incentive Plan

The following limits apply to awards under the Equity Incentive Plan:

•
the maximum number of shares of stock that may be covered by options or stock appreciation rights that are intended to be “performance-based compensation” under a grant to any one participant in any one calendar year is 29,161 shares;

•
the maximum number of shares of stock that may be stock awards that are intended to be “performance-based compensation” which are granted to any one participant during any calendar year is 11,664 shares;

•
the maximum amount of cash settled stock appreciation rights that are intended to be “performance-based compensation” payable to any one participant with respect to any calendar year shall equal $150,000;

•
the maximum number of shares of stock that may be covered by all stock options and stock appreciation rights granted to non-employee directors as a group is thirty percent (30%) of the shares in the aggregate to be covered by stock options or stock appreciation rights granted under the plan, and the maximum number of stock awards that may be granted to non-employee directors as a group is thirty percent (30%) of the stock awards in the aggregate to be granted under the plan; and

•
the maximum number of shares of stock that may be covered by stock options or stock appreciation rights granted to any one non-employee director is 5,832 (5% of 116,644) shares, and the maximum number of stock awards that may be granted to any one non-employee director is  2332 (5% of 46,657) shares.

In the event of a corporate transaction involving the stock of Hometown Bancorp (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award’s status as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Compensation Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

Section 162(m) of the Internal Revenue Code. A federal income tax deduction for Hometown Bancorp will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to any of its five most highly compensated officers. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit.  The Equity Incentive Plan is designed so that stock options will be considered performance based compensation.  The Compensation Committee may designate whether any stock appreciation rights or stock awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Internal Revenue Code. Any such awards designated as intended to be “performance-based compensation” will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Compensation Committee: earnings, financial return ratios, capital, increase in revenue, operating or net cash flows, cash flow return on investment, total stockholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets, liquidity, interest sensitivity gap levels, regulatory compliance or safety and soundness, improvement of financial rating, administrative expenses, achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as business expansion goals and goals relating to acquisitions or divestitures.

Performance measures may be based on the performance of Hometown Bancorp as a whole or of any one or more subsidiaries or business units of Hometown Bancorp or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Compensation Committee may adjust performance measures after they have been set, but only to the extent the Compensation Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be “performance-based compensation” and the establishment of any performance based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

Vesting of Awards

If the right to become vested in an award under the Equity Incentive Plan is conditioned on the completion of a specified period of service with Hometown Bancorp or its subsidiaries, without the achievement of performance measures or objectives, then unless otherwise determined by the Compensation Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than five years for a participant, subject to acceleration in the event of death, disability involuntary termination of employment following a change in control, or other enumerated events, and will begin no sooner than one year following the effective date of the Equity Incentive Plan.

Change in Control

Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a Change in Control of Hometown Bancorp, all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all stock awards shall be fully earned and vested. For the purposes of the Equity Incentive Plan, a Change in Control occurs when: (a)  any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of Hometown Bancorp representing 25% or more of the combined voting power of Hometown Bancorp’s then outstanding voting securities, provided that the term “person” will exclude Hometown Bancorp MHC, Hometown Bancorp or any of its subsidiaries, and other persons or entities as described in the Equity Incentive Plan; (b) the Incumbent Directors (as defined in the Equity Incentive Plan) cease, for any reason, to constitute a majority of the Whole Board (as defined in the Equity Incentive Plan); or (c) a plan of reorganization, merger, consolidation or similar transaction involving Hometown Bancorp and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is defined as an Excluded Transaction (as defined in the Equity Incentive Plan), or the stockholders of Hometown Bancorp approve a plan of complete liquidation of Hometown Bancorp or a sale, liquidation or other disposition of all or substantially all of the assets of Hometown Bancorp or Walden Federal is consummated; (d) a tender offer is made for 25% or more of the outstanding voting securities of Hometown Bancorp and the stockholders owning beneficially or of record 25% or more of the outstanding voting securities of Hometown Bancorp have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or (e) the occurrence of a  Potential Change in Control as defined in the Equity Incentive Plan.

In the event of a Change in Control, any performance measure attached to an award under the Equity Incentive Plan shall be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the Equity Incentive Plan or any award granted under the Equity Incentive Plan, provided that, other than as provided in the Equity Incentive Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not materially increase the original number of securities which may be issued under the Equity Incentive Plan (other than as provided in the Equity Incentive Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Incentive Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the Equity Incentive Plan at any time, retroactively or otherwise, to (a) insure that the Equity Incentive Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Incentive Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Internal Revenue Code, and its applicable regulations and guidance, (b) to avoid an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Account Standards Board subsequent to the adoption of the Equity Incentive Plan, or (c) to make an award under the Equity Incentive Plan that materially affects the financial condition of Hometown Bancorp.

Duration of Plan

The Equity Incentive Plan will become effective when approved by the stockholders at this annual meeting.  The Equity Incentive Plan will remain in effect as long as any awards under it are outstanding, however, no awards may be granted under the Equity Incentive Plan after the day before the ten-year anniversary of the effective date.  At any time, the Board of Directors may terminate the Equity Incentive Plan.  However, any termination of the Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and Hometown Bancorp will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of Hometown Bancorp or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Hometown Bancorp will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain.  If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income and Hometown Bancorp will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Hometown Bancorp will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Hometown Bancorp will be entitled to a corresponding deduction.

Withholding of Taxes. Hometown Bancorp may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards or may tender previously owned shares to Hometown Bancorp to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Equity Incentive Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Hometown Bancorp.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Incentive Plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment, we are required to recognize compensation expense on its income statement over the requisite service period based on the grant date fair value of options and other equity-based compensation (such as restricted stock and SARs).

Awards to be Granted

The Board of Directors adopted the Equity Incentive Plan, and the Compensation Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees and non-employee directors.  At the present time, no specific determination has been made as to the allocation of awards.

Required Vote and Recommendation of the Board

In order to approve the Equity Incentive Plan, the proposal must receive the affirmative vote of both a majority of the votes eligible to be cast at the annual meeting, including the shares held by Hometown Bancorp MHC, and a majority of the votes cast at the annual meeting, excluding the shares held by Hometown Bancorp MHC.  Abstentions and broker non-votes will have the same effect as a negative vote for approval of the Equity Incentive Plan by stockholders, including Hometown Bancorp MHC, but will have no effect on the voting for the approval of the Equity Incentive Plan by stockholders, excluding Hometown Bancorp MHC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2008 EQUITY INCENTIVE PLAN

Proposal 3 - Ratification of Independent Registered Public
Accounting Firm

The Audit Committee of the Board of Directors has appointed Beard Miller Company LLP to be our independent registered public accounting firm for the 2008 fiscal year, subject to ratification by stockholders. A representative of Beard Miller Company LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Audit and Non-Audit Fees

The following table sets forth the fees billed to us for the fiscal years ending December 31, 2007 and December 31, 2006 for services provided by Beard Miller Company LLP.

	2007	2006

Audit Fees(1) (2)	$78,159	$143,387
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees(3)	1,190	-
Total	$79,349	$143,387
_________________________
(1)
Includes professional services rendered for the audit of our annual financial statements or services normally provided in connection with statutory and regulatory filings, including quarterly reviews and out-of-pocket expenses of $6,659 and $13,387 for the year ended December 31, 2007 and 2006 respectively.

(2)
Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: review of the registration statement on Form SB-2, issuance of consents and comfort letters related to the registration statement and final prospectus.

(3)	Services associated with consultations by management as to the accounting treatment of transactions or events.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  Such approval process ensures that the external auditor does not provide any non-audit services to Hometown Bancorp that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.  Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided.  The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended December 31, 2007, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Change in Accountants

Walden Federal became a wholly-owned subsidiary of Hometown Bancorp upon Walden Federal’s reorganization into the mutual holding company structure in May, 2006. Prior to the offering, Walden Federal’s consolidated financial statements were audited by Nugent & Haeussler, P.C. In connection with Hometown Bancorp’s preparation for the offering, on November 10, 2006, Nugent & Haeussler, P.C. resigned and, on December 6, 2006, Hometown Bancorp engaged Beard Miller Company LLP to audit the consolidated financial statements of Walden Federal and Hometown Bancorp as of December 31, 2006 and 2005, and for each of the two years in the period ended December 31, 2006.  Before its engagement, Walden Federal and Hometown Bancorp did not consult Beard Miller Company LLP regarding either: (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Hometown Bancorp’s financial statements; or (2) on any matter that was subject of a disagreement with its former accountants or on any matter that was a reportable event.

Nugent & Haeussler, P.C.’s reports on the consolidated financial statements of Walden Federal did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. The resignation of Nugent & Haeussler, P.C. and the engagement of Beard Miller Company LLP was due to the stock offering and associated registration requirements, including the need for Hometown Bancorp’s consolidated financial statements to be audited by an accounting firm registered with the Public Company Accounting Oversight Board (the “PCAOB”). Nugent & Haeussler, P.C. is not registered with the PCAOB. The engagement of Beard Miller Company LLP was approved by the boards of directors of Hometown Bancorp MHC, Hometown Bancorp and Walden Federal.

There has not been any disagreement between Nugent & Haeussler, P.C. and Walden Federal or Hometown Bancorp with respect to the consolidated financial statements for 2006 or 2005, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Nugent & Haeussler, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. Nor have any of Nugent & Haeussler, P.C.’s reports on the consolidated financial statements of Walden Federal contained an adverse opinion or a disclaimer of opinion, or any modification as to uncertainty, audit scope, or accounting principles. Nugent & Haeussler, P.C. has furnished a letter addressed to the Securities and Exchange Commission and filed as an exhibit to Hometown Bancorp’s registration statement on Form SB-2, initially filed on March 16, 2007 stating its agreement with the statements made herein.

Audit Committee Report

Our management is responsible for our internal control over financial reporting.  The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees internal control over financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the accounting firm’s independence from us and our management.  In concluding that the accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with their independence.

The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of our internal control over financial reporting, and the overall quality of our financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of our financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that our independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.  The Audit Committee has appointed, subject to stockholder ratification, the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2008.

Audit Committee of the Hometown Bancorp, Inc. Board of Directors

Graham S. Jamison - Chairman
Joseph B. Horan, III
Stephen E. Sabine
Kenneth R. Schliphack
Curt J. Schoeberl, Sr.

Executive Compensation

Summary Compensation Table

The following information is furnished for the principal executive officer and for the three next most highly compensated executive officers whose total compensation for the 2007 fiscal year exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)	Total ($)

Thomas F. Gibney	2007	$200,000	$25,000	$28,381	$253,381

President and Chief Executive Officer	2006	$190,000	$25,000	$31,478	$246,478

Judith B. Weyant	2007	$130,000	$20,000	$16,380	$166,380

Senior Vice President, Chief Operating Officer and Corporate Secretary	2006	$120,000	$15,000	$16,830	$151,830

L. Bruce Lott	2007	$128,000	$20,000	$19,897	$167,897

Senior Vice President	2006	$115,000	$15,000	$20,694	$150,694

Stephen W. Dederick	2007	$128,000	$20,000	$15,495	$163,495

Vice President and Chief Financial Officer	2006	$115,000	$15,000	$13,632	$143,632

(footnotes continued on following page)

(1)
Details of the amounts reported in the “All Other Compensation” column are provided in the table below.  The table excludes perquisites, which did not exceed $10,000 in the aggregate for each executive officer.

	Year	Mr. Gibney	Ms. Weyant	Mr. Lott	Mr. Dederick
Employer matching contributions	2007	$4,500	$3,018	$3,044	$2,950
to 401(k) and Profit Sharing Plan	2006	$4,365	$2,690	$2,670	$ —
Discretionary amounts contributed by Walden Federal	2007	$18,000	$12,072	$12,174	$11,855
under the 401 (k) and Profit Sharing Plan	2006	$21,823	$13,450	$13,349	$12,942
Economic benefit of employer	2007	$1,290	$1,290	$690	$690
paid-premiums for group life insurance	2006	$1,290	$690	$690	$690

Our Board of Directors meets annually to determine any incentive compensation to be awarded to our executive officers.  Our incentive compensation, which is not based on any written plan or policy, is based on the financial performance of Walden Federal and the individual performance of our executive officers.  Discretionary bonuses for our executive officers are established and approved by our Board of Directors on an annual basis after completion of Walden Federal’s operating budget.  For 2007, incentive compensation was based on a combination of factors, including the performance of individual executive officers and our overall earnings and financial condition.  As no specific financial targets, formulas or thresholds are utilized by our Board of Directors in assessing the amount of such bonuses, the process for determining such bonuses is entirely a subjective analysis within the purview of the Board of Directors.  Our President and Chief Executive Officer offers recommendations to the Board of Directors as to proposed bonus amounts for other executive officers, but does not recommend or participate in determinations regarding his proposed bonus amount. The final decisions with respect to the bonuses are determined by the members of the Board of Directors who are independent of executive management.  The objective of incentive compensation is to provide incentives and reward our executive officers for their contributions to Walden Federal and the corresponding improvement in the financial performance of Walden Federal.

Change in Control Agreements. Walden Federal and Hometown Bancorp (as guarantor of any payments not made by Walden Federal) have entered into change in control agreements with Messrs. Gibney, Dederick, and Lott and Ms. Weyant.  The change in control agreements have three-year terms, subject to annual renewal by the Board of Directors of Walden Federal to extend the term for an additional year.  If Walden Federal or Hometown Bancorp involuntarily or constructively terminates the executives (under circumstances outlined in the agreements) following a change in control, each will receive a severance payment equal to three times the executive’s base salary on the termination date.  In addition,

Walden Federal will continue to provide the executives with life insurance coverage and non taxable medical and dental insurance coverage for thirty-six months following termination of employment.

Section 280G of the Internal Revenue Code provides that payments contingent upon a change in control that equal or exceed three times the individual’s base amount (i.e., average annual compensation for the five preceding taxable years) are “excess parachute payments.”  Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such payments for federal tax purposes.  The change in control agreements limit payments to the executives to amounts that will not exceed the limits imposed by Section 280G of the Internal Revenue Code.

Directors’ Compensation

The following table sets forth the compensation received by non-employee directors for their service on our Board of Directors during 2007.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Joseph B. Horan, III	$13,125	-	$13,125
Gerald N. Jacobowitz	$13,075	-	$13,075
Graham S. Jamison	$17,175	$1,725 (1)	$18,900
Stephen E. Sabine	$13,150	-	$13,150
Kenneth R. Schliphack	$13,175	-	$13,175
Curt J. Schoeberl, Sr.	$13,100	-	$13,100
(1) This includes fees in connection with inspection-related services provided by Mr. Jamison to Walden Federal.  Mr. Jamison receives $75 for each on-site inspection of properties that have reached delinquent status in order to provide Walden Federal with an estimate of the property’s current condition and value.  Mr. Jamison also visits certain properties for assessment of various applications.

The following tables set forth the applicable retainers and fees that are paid to non-employee directors for their service on the boards of directors.  The annual retainer received by non-employee directors for their service on the Board of Directors of Walden Federal is paid in cash on a quarterly basis, while the annual retainers received by non-employee directors for their service on the Boards of Directors of Hometown Bancorp and Hometown Bancorp MHC are paid in cash on a semi-annual basis.  Directors do not receive committee meeting fees if they do not attend the committee meeting.

Board of Directors of Walden Federal:
Annual Retainer for Chairman of Board	$14,000
Annual Retainer for all other Board Members	$10,000
Fee per Committee Meeting	$25
Board of Directors of Hometown Bancorp and Hometown Bancorp MHC:
Annual Retainer	$1,500

Directors’ Retirement Plan.  Effective as of March 9, 2007, Walden Federal adopted a directors’ retirement plan for the benefit of non-employee directors.  Under the plan, directors who have attained the normal retirement age of 65 receive a retirement benefit based on their length of service upon termination of service.  Directors with one to nine years of service receive a retirement benefit equal to their vested percentage multiplied by $500 per year of service.  The annual retirement benefit amount increases to $5,000 upon completion of at least 10 years of service and increases to $7,500 upon completion of 20 or more years of service.  The plan also provides that participants vest in the applicable retirement benefit in equal installments of 20% per year over a five year period, commencing on the date of adoption of the plan for existing Board members or the date of initial Board service, for directors who join the Board after the adoption date.  Generally, the applicable retirement benefit is payable over a ten year period in annual installments.  If a director dies while receiving benefits under the plan, the director’s beneficiary will receive any remaining installments due from the plan.  If the participant dies while in service, but after attainment of age 65, the director’s beneficiary(ies) will receive an actuarially equivalent lump sum benefit equal to the benefit the director would have received if he or she had retired on the date of death.  Upon termination of service (other than termination for cause) following a change in control, a director will receive an actuarially equivalent lump sum benefit calculated as if the director had attained age 65, completed at least 20 years of service, and was fully vested regardless of actual age or service at the time of termination.  A director receives no benefit under the plan upon removal for cause (as defined in the plan).

A change in control is defined in the plan as:  (1) a merger or consolidation of Hometown Bancorp pursuant to which less than a majority of the combined voting power of Hometown Bancorp is held by persons who were stockholders prior to the merger or consolidation; (2) the acquisition of significant share ownership (25% or more) of a class of Hometown Bancorp’s voting securities, excluding beneficial ownership of voting shares held in a fiduciary capacity by an entity of which Hometown Bancorp has 50% or greater ownership; (3) a change in the majority of board members during a period of two consecutive years, excepting directors elected by a 2/3 majority of the directors serving at the beginning of the applicable two-year period; and (4) a sale of all or nearly all of Hometown Bancorp’s assets to a third party.  The plan also specifies that a conversion of Walden Federal to the full stock holding company form of ownership (i.e., a second-step conversion) will not constitute a change in control.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of any registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that each of our executive officers and directors has complied with applicable reporting requirements for transactions in Hometown Bancorp common stock during the year ended December 31, 2007.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by a company to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Walden Federal to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  Walden Federal is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit Walden Federal to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

We do not have a comprehensive written policy for the review, approval or ratification of certain transactions with related persons.  However, our audit committee charter requires that the Audit Committee approve or disapprove of the entry into related person transactions.  If advance approval is not feasible, then the transaction is considered, and, if the Audit Committee determines it to be appropriate, ratified at the Audit Committee’s next regularly scheduled meeting.  In determining whether to approve or ratify a related person transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same/similar circumstances and the extent of the related person’s interest in the transaction.  Also, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Hometown Bancorp’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to our Code of Ethics, all executive officers and directors must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer.  Such potential conflicts of interest include, but are not limited to, the following:  (i) our conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 10% of the outstanding securities or 10% of total assets of any business entity that does business with or is in competition with us.

Gerald N. Jacobowitz is a senior partner in the law firm of Jacobowitz and Gubits, LLP, which provides legal services to Hometown Bancorp and its subsidiaries.  During fiscal 2007 and 2006, Jacobowitz and Gubits, LLP received fees totaling approximately $273,000 and $277,000, respectively, for legal services rendered in connection with its representation of Hometown Bancorp and its subsidiaries.  Mr. Jacobowitz has no specific interest in those fees, but does have a 10% equity interest in Jacobowitz and Gubits, LLP.  As required by applicable banking regulations, our business relationship with Mr. Jacobowitz and his law firm has been and will continue to be in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions.

Nominating Procedures

General

It is the policy of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on our Board of Directors and meet the requirements set forth in our bylaws.  The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Board’s resources, the Board will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Board of Directors, a stockholder should submit the following information in writing, addressed to the Chairperson of the Board, care of the Corporate Secretary, at the main office of Hometown Bancorp:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
The name and address of the stockholder making the recommendation, as they appear on our books; provided, however, that if the stockholder is not a registered holder of our common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of our common stock;

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person; and

6.	A statement that the person meets the specific requirements as set forth in our bylaws.

In order for a director candidate to be considered for nomination at our annual meeting of stockholders, the recommendation must be received by the Board of Directors at least 120 calendar days prior to the date our proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Process for Identifying and Evaluating Nominees

The process that the Board follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification.  For purposes of identifying nominees for the Board of Directors, the Board relies on personal contacts of the Board members, as well as their knowledge of members of the communities served by Hometown Bancorp.  The Board also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above.  The Board has not used an independent search firm to identify nominees.

Evaluation.  In evaluating potential nominees, the Board determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below.  If such individual fulfills these criteria, the Board will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Minimum Qualifications

The Board utilizes a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in our Bylaws, which include a stock ownership requirement, a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Board will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the Board;

•
financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of our stockholders and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence under applicable Securities and Exchange Commission and listing definitions; and

•	current equity holdings in Hometown Bancorp.

The Board will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Board will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Stockholder Proposals and Nominations

We must receive proposals that stockholders seek to have included in the proxy statement for our next annual meeting no later than December 8, 2008.  If next year’s annual meeting is held on a date more than 30 calendar days from May 14, 2009, a stockholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Our Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days before the date of the meeting; provided that if less than 40 days notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

Stockholder Communications

We encourage stockholder communications to the Board of Directors and/or individual directors.  Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Judith B. Weyant, Corporate Secretary, Hometown Bancorp, Inc., 12 Main Street, Walden, New York 12586.  Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee.

Miscellaneous

We will pay the cost of this proxy solicitation.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Hometown Bancorp.  In addition to soliciting proxies by mail, directors, officers and regular employees may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.  We will pay Regan & Associates, Inc., a proxy solicitation firm, a fee of $6,000 to assist us in soliciting proxies.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one Form 10-KSB and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a stockholder residing at such an address wishes to receive a separate Form 10-KSB or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our Form 10-KSB and proxy statement, you can request householding by contacting your broker or other holder of record.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Judith B. Weyant

Judith B. Weyant
Corporate Secretary

Walden, New York
April 7, 2008

Appendix A

HOMETOWN BANCORP, INC.

2008 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1             Purpose, Effective Date and Term.  The purpose of this Hometown Bancorp, Inc. Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Hometown Bancorp. Inc., a Federal corporation (the “Company”), and its Subsidiaries, including Walden Federal Savings and Loan Association (the “Bank”), by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders.  The “Effective Date” of the Plan is May 14, 2008, the expected date of the approval of the Plan by the Company’s stockholders.  The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the day before the ten-year anniversary of the Effective Date.

Section 1.2            Administration.  The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3            Participation.  Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan.  Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an incentive stock option) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

Section 1.4             Definitions.  Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

ARTICLE 2 - AWARDS

               Section 2.1             General.  Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant.  Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.7, an award may be granted as an alternative to, or replacement of, an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of awards that may be granted under the Plan include:

            (a)           Stock Options.  A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any stock option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be:  (i) granted after the day before the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee.  Unless otherwise specifically provided by its terms, any stock option granted under the Plan shall be an ISO.  Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a non-qualified option.  In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

(b)           Stock Appreciation Rights.  A stock appreciation right (an “SAR”) is a right to receive, in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee in accordance with Section 2.2 hereof.

(c)           Restricted Stock Awards.  A Restricted Stock Award is a grant of shares of Stock, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

Section 2.2            Exercise of Stock Options and SARs.  A stock option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall a stock option or SAR expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each stock option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers’ check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.  The total number of shares that may be acquired upon the exercise of an option shall be rounded down to the nearest whole share.

Section 2.3.            Restricted Stock Awards.

(a)           General. Each Restricted Stock Award shall be evidenced by an Award Agreement, which shall: (a) specify the number of shares of Stock covered by the Restricted Stock Award; (b) specify the date of grant of the Restricted Stock Award; (c) specify the vesting period, and (d) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Committee, together with a stock power executed by the Participant in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of an Award Agreement between Hometown Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Hometown Bancorp, Inc. 2008 Equity Incentive Plan, copies of which are on file at the executive offices of Hometown Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.  Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such awards.  In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such awards.  Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)           Dividends.   Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, but otherwise whether or not in cash, shall be immediately distributed to the Participant.  If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividends (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests.

(c)           Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement,

voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(d)           Tender Offers and Merger Elections.  Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, or other offer made to, or election made by, the holders of shares of Stock.  Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee.  If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4            Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee.  The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(a)           Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures.  Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis section if any, of the Company’s annual proxy statement:  (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions.  To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)           Partial Achievement.  The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement.  In addition, partial achievement of performance measures shall apply toward a Participant’s individual limitations as set forth in Section 3.3.

(c)           Adjustments.  Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m).  If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.5            Vesting of Awards.  If the right to become vested in an award under the Plan (including the right to exercise an option) is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting shall not be less than five (5) years (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, or Involuntary Termination of Employment following a Change in Control), which shall begin no sooner than one (1) year following the Effective Date.

Section 2.6             Deferred Compensation.  If any award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A.  Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A.  A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action.  Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7            Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the option’s in-the-money value) or replacement grants, or other means.

Section 2.8.            Effect of termination of Service on Awards.  The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of award.  Unless the Committee shall specifically state otherwise at the time an award is granted, all awards to an Employee, Director or service provider shall vest immediately upon such individual’s death, Disability or Retirement.  Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

(a)           Upon the Termination of Service for any reason other than Disability, Retirement, death or termination for Cause, options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and options and SARs may be exercised only for a period of three months following termination, and any shares of Restricted Stock that have not vested as of the date of termination shall expire and be forfeited.

(b)           In the event of a Termination of Service for Cause, all options, SARs and Restricted Stock Awards granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

(c)           Upon the Termination of Service for reason of Disability, Retirement or death, all options and SARs shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all Restricted Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of Termination of Service, and options and SARs may be exercised for a period of one year following Termination of Service.  Provided, however, that no option shall be eligible for treatment as an ISO in the event such option is exercised more than one year following termination of employment due to death or Disability and provided further, in order to obtain ISO treatment for options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.

(d)           The effect of a Change in Control on the vesting/exercisability of options, SARs and Restricted Stock Awards is as set forth in Article 4 hereof.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1            Available Shares.  The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2             Share Limitations.

(a)           Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to163,301 shares of Stock.  The maximum number of shares of Stock that may be delivered pursuant to options and SARs (all of which may be granted as ISOs) is 116,644 shares of Stock.  The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock Awards shall be 46,657 shares of Stock.  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)           Computation of Shares Available.  For purposes of this Section 3.2 and in connection with the granting of an option or SAR (other than a tandem SAR), a Restricted Stock Award, or other stock-based Award, the number of shares of Stock available for the granting of additional options, SARs and Restricted Stock Awards shall be reduced by the number of shares of Stock in respect of which the option, SAR or Restricted Stock Award is granted or denominated.  To the extent any shares of Stock covered by an award (including stock awards) under the Plan are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.  To the extent an option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, the number of shares of Stock available shall be reduced by the gross number of options exercised rather than by the net number of shares of Stock issued.

Section 3.3             Limitations on Grants to Individuals.

(a)           Options and SARs.  The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and that are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be 29,161.  For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3.

(b)           Stock Awards.  The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be 11,664.

(c)           SARs Settled in Cash.  The maximum annual dollar amount that may be payable to a Participant pursuant to cash settled SAR described under Section 2.1(b) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be $150,000.

(d)           Employee Awards.  The maximum number of shares of stock that may be covered by awards granted to an individual Employee under the Plan, pursuant to Section 2.1(a) and Section 2.1(b), (relating to options and SARs) shall be twenty-five percent of all such awards under the Plan, and the maximum number of shares of stock that may be covered by awards granted to an individual Employee under Section 2.1(c) (relating to Restricted Stock Awards) shall be twenty-five percent of all such awards under the Plan.

(e)           Director Awards.    The maximum number of shares of stock that may be covered by awards granted to an individual non-Employee Director under the Plan, pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be five percent of all such awards under the Plan, and the maximum number of shares of stock that may be covered by awards granted to an individual non-Employee Director under Section 2.1(c) (relating to Restricted Stock Awards) shall be five percent of all such awards under the Plan.  The maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be thirty percent of all shares of Stock to be granted pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) and the maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, under Section 2.1(c) (relating to Restricted Stock Awards) shall be thirty percent of all shares of Stock to be granted pursuant to Section 2.1(c) (relating to Restricted Stock Awards).  The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

(f)           Partial Performance.   Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate number of shares less than the maximum number of shares that could be awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum number of shares over the number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.

Section 3.4             Corporate Transactions.

(a)           General.    In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of options, SARs and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding options, SARs and Restricted Stock Awards, and (iii) the Exercise Price of options and SARs.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, options, SARs or Restricted Stock Awards (including, without limitation, cancellation of options, SARs and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of options, SARs or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles. Unless otherwise determined by the Committee, any such adjustment to an option, SAR or Restricted Stock Award intended to qualify as “performance-based compensation” shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

(b)           Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any options or SARs granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or SARs having substantially the same terms and conditions as the outstanding options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the option or SAR being canceled.

(c)           The Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events, other than those described above, affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits, or potential benefits, intended to be made available under this Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on the Participants under this Plan.

Section 3.5             Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)           Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b)           Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Section 3.6            Forfeitures of Shares.  Participants shall be required to exercise their Stock options in the event the Bank either (i) becomes critically undercapitalized as defined in 12 C.F.R. § 565.4; (ii) is subject to OTS enforcement action; or (iii) receives a capital directive under 12 C.F.R. § 565.7.  If not exercised, the Participants shall forfeit their Stock options.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1            Consequence of a Change in Control.  Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the option or SAR).

(b)           At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 2.1(c) shall be fully earned and vested immediately.

(c)           In the event of a Change in Control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2            Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)           any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the MHC, the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan (but only with respect to the securities held under any such plan), or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)           the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)           a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)           a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror; or

(e)           a Potential Change in Control occurs, and the Board determines, pursuant to the vote of a majority of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such determination, to deem the Potential Change in Control to be a Change in Control for the purposes of this Plan.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.  In addition, and notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of or in connection with a second step conversion of the MHC, unless otherwise provided in the Award Agreement.  In the event that an award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such award is to be triggered solely by a Change in Control, then with respect to such award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

               Section 5.1             Administration. The Plan shall be administered by the members of the Compensation Committee of Hometown Bancorp, Inc. who are Disinterested Board Members.  If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.  Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any decision to make or administer awards that are made to Participants who, at the time of consideration for such awards, (i) are persons subject to the short serving profit rules of section 16 of the Exchange Act, or (ii) or reasonably anticipated to be Covered Employees during the Term of the award.  The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2             Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)           Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

(b)           The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)           The Committee will have the authority to define terms not otherwise defined herein.

(d)           Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)           In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

               Section 5.3             Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive  provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the

Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including:  (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either:  (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.   The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted.  Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4            Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5            Committee Action.   The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1            General.  The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the

Company’s stockholders.

Section 6.2            Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.  By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any award granted under this Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1             No Implied Rights.

(a)           No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)           No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

(c)           No Rights as a Stockholder.  Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2            Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the option while held in the trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this part “(iii”), the option shall not qualify as an ISO as of the day of such transfer.  The Committee shall have the discretion to permit the transfer of non-qualified options under the plan; provided, however, that such transfers shall be limited to immediate family members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.  Restricted Stock Awards shall not be transferable prior to the time that such awards vest in the Participant.

Section 7.3            Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”).  Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4            Non-Exclusivity.  Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5            Award Agreement.  Each award granted under the Plan shall be evidenced by an Award Agreement.  A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

Section 7.6            Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7             Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8            Tax Withholding.  Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to an option or SAR settled in stock, reducing the number of shares of Stock subject to the option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting; or (iii) with respect to an SAR settled in cash, withholding an amount of cash.  Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

Section 7.9            Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10          Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11          Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12          No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award.  The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13          Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in Orange County, New York, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan.  By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14          Benefits Under Other Plans.  Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer.  The term “Qualified Retirement Plan” means any plan of the company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15          Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16          Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at its principal executive office.  Such notices, demands, claims and other communications shall be deemed given:

(a)           in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)           in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c)           in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.  In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service.  Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1            In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)           “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b)           “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan.  Such document is referred to as an agreement regardless of whether Participant signature is required.

(c)           “Board” means the Board of Directors of the Company.

(d)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement.  In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(e)           “Change in Control” has the meaning ascribed to it in Section 4.2.

(f)           “Code” means the Internal Revenue Code of 1986, as amended, and   any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(g)           “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

(h)           “Committee” means the Committee acting under Article 5.

(i)           “Covered Employee” has the meaning given the term in Code Section 162(m).

(j)           “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(k)           “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the

Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(l)           If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement.  In the absence of such a definition, “Disability” or “Disabled” means that a Participant:  (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees.  Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)           “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(n)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(o)           “Excluded Transaction” means (I) a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction; and (II) a second step conversion of the MHC.

(p)           “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 2.2.

(q)           “Fair Market Value” means, with respect to a share of Stock on a specified date:

(I)  the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(II)  if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

   (III)  if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422.  For purposes of the exercises of an option, Fair Market Value on such date shall be the date of a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(r)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control, (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is more than thirty-five (35) miles away from the location of the Employee Participant’s principal executive office prior to the Change in Control.

(s)          “Incumbent Directors” means:

(I)           the individuals who, on the date hereof, constitute the Board; and

(II)           any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

(t)           “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(u)           “ISO” has the meaning ascribed to it in Section 2.1(a).

(v)           “MHC” means Hometown Bancorp MHC.

(w)           “Participant” means any individual who has received, and currently holds, an outstanding award under the Plan.

(x)           “Potential Change in Control” means:

(I)           the public announcement by any Person of an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

(II)           one or more transactions, events or occurrences that result in a change in control of the Company or any Subsidiary within the meaning of the Home Owners Loan Act, as amended, and the applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or

(III)           a proxy statement soliciting proxies from stockholders of the Company is filed or distributed, seeking stockholder approval of a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other entities, but only if such plan of reorganization, merger, consolidation or similar transaction has not been approved by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds (2/3) of the Incumbent Directors then in office voting in favor of such plan of reorganization, merger, consolidation or similar transaction.

(y)           “SAR” has the meaning ascribed to it in Section 2.1(b).

(z)           “SEC” means the Securities and Exchange Commission.

(aa)           “Securities Act” means the Securities Act of 1933, as amended from time to time.

(bb)           “Service” means service as an Employee, service provider or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus.

(cc)           “Stock” means the common stock of the Company, $0.01 par value per share.

(dd)           “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(ee)           “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(I)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(II)           The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.  The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that such leave does not exceed 90 days, or if longer, as long as the Employee’s right to reemployment is guaranteed either by statute or contract.

(III)           If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(IV)           A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).

(V)           Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section “(ee),” the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred.  In the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A.

(VI)           With respect to a Participant director, cessation as a director will not be deemed to have occurred if the Participant continues as a director emeritus.

(ff)           “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

(gg)           “Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

(hh)           “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

Section 8.2            In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)           actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)           references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)           in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)           references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)           indications of time of day mean New York time;

(f)           “including” means “including, but not limited to”;

(g)           all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)           all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)           the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)           any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)           all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY HOMETOWN BANCORP, INC.	For	With- hold	ForAll Except
ANNUAL MEETING OF STOCKHOLDERS MAY 14, 2008 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	1. The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐

The undersigned hereby appoints the Board of Directors (excluding director nominees), and each of them, with full power of substitution, to act as proxy for the undersigned and to vote all shares of common stock of Hometown Bancorp, Inc . that the undersigned is entitled to vote at the annual meeting of stockholders, to be held on May 14, 2008 at 4 :00 p.m., local time, at 12 Main Street, Walden, New York and at any and all adjournments thereof, as indicated on this proxy card.
Gerald N. Jacobowitz Curt J. Schoeberl, Sr. INSTRUCTION:To withhold authority to vote for any individual nominee, mark “For All Except”and write that nominee’s name in the space provided below.

		For	Against	Abstain
	2. The approval of the Hometown Bancorp, Inc. 2008 Equity Incentive Plan.	☐	☐	☐
	3. The ratification of the appointment of Beard Miller Company LLP as independent registered public accounting firm of Hometown Bancorp, Inc. for the year ending December 31, 2008.	☐	☐	☐

Your Board of Directors Recommends a Vote FOR each of the listed proposals.

This proxy, when properly executed and returned, will be voted as directed by the undersigned stockholder. If no instructions are specified, this proxy will be voted “FOR” all of the proposals listed. This proxy also confers discretionary authority to vote with respect to the election of any person as Director where the nominees are unable to serve or for good cause will not serve and with respect to any other business that may properly come before the annual meeting or any adjournment thereof.

Please be sure to sign and date this Proxy in the box below.	Date
Stockholder sign here Co-holder (if any) sign here

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç

HOMETOWN BANCORP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please sign exactly as your name appears on this card . When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.